SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 20, 2004

WESTERN UNITED HOLDING COMPANY

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Washington (STATE OR OTHER JURISDICTION OF INCORPORATION)	1-131576 (COMMISSION FILE NUMBER)	73-1642091 (I.R.S. EMPLOYER IDENTIFICATION NO.)

601 West First Avenue, Department 115000, Spokane, Washington (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	99201 (ZIP CODE)

(509) 838-2500
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 4. Changes in Registrant’s Certifying Accountant.

     On January 20, 2004, Ernst & Young LLP (“Ernst & Young”) resigned as the Registrant’s independent auditor. In connection with its resignation, Ernst & Young has withdrawn its independent auditors’ reports for the Registrant’s fiscal years ended September 30, 1999 through September 30, 2002. The audit committee of the Registrant’s Board of Directors did not participate in Ernst & Young’s decision to resign as the Registrant’s independent auditor.

     Ernst & Young’s independent auditor reports for the Registrant’s last two fiscal years ended September 30, 2002 have not contained an adverse opinion or a disclaimer of opinion, have not been qualified or modified as to uncertainty, audit scope or accounting principles, although those reports have now been withdrawn.

     In connection with its audits for the Registrant’s two most recently completed fiscal years ended September 30, 2002 and the subsequent interim period through January 20, 2004, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in their reports on the Registrant’s financial statements for such years or periods, although those reports have now been withdrawn.

     In connection with its resignation, Ernst & Young informed the Registrant’s audit committee that it believed there is a material weakness in the Registrant’s internal controls. Specifically, Ernst & Young indicated that certain members of Registrant’s senior management had misrepresented facts and failed to make known all relevant information concerning an identified transaction occurring in the fiscal year ended September 30, 2002, resulting in incorrect accounting treatment for that transaction. Further, Ernst & Young informed the Registrant’s audit committee of its conclusion that the Registrant’s control environment is insufficient to deter instances where senior management may misrepresent facts or withhold otherwise relevant information.

     In connection with its resignation, Ernst & Young has indicated to the Registrant’s audit committee that it is unwilling to rely on management’s representations or to be associated with the Registrant’s financial statements. Further, Ernst & Young has informed the Registrant’s audit committee that the circumstances surrounding its decision to resign materially impact the ability to rely on its previously issued independent auditor reports and the fairness of the financial statements underlying those reports.

     The Registrant has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 26, 2004, is filed herewith as Exhibit 16.1.

ITEM 5. Other Events and Regulation FD Disclosure

     On December 15, 2003, the Registrant’s preferred stock were suspended from trading on the American Stock Exchange. The suspension of trading in the Registrant’s securities was effected pending a determination by the Exchange whether to delist the Company’s securities. While the Registrant had previously announced its intent to appeal the delisting of its shares, the Registrant has concluded that any such appeal is unlikely to be beneficial to the Registrant or the holders of its securities. Accordingly, the Registrant intends to request a voluntary delisting of its preferred shares from the American Stock Exchange.

ITEM 6. Resignations of Registrant’s Directors

     On January 23, 2004, Samuel H. Smith resigned from the Registrant’s Board of Directors. Mr. Smith did not provide the Registrant with a letter describing any disagreement on any matter relating to the Registrant’s operations, policies or practices. Following the resignation of Mr. Smith, the Registrant’s Board of Directors consists of John Van Engelen; Robert Stephen Corker; Reuel Swanson; Gary Brajcich; Irv Marcus; and John Trimble.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP dated January 26, 2004.

ITEM 9. Regulation FD Disclosure

The Registrant issued the following press release on January 22, 2004:

CONTACT: MARY KELLER
MARKET DEVELOPMENT & EXTERNAL AFFAIRS
(509) 835-2811

WESTERN UNITED HOLDING COMPANY ANNOUNCES
RESIGNATION OF INDEPENDENT AUDITORS AND LIKELY RESTATEMENT
OF FINANCIAL STATEMENTS FOR FISCAL YEAR 2002

Spokane, Wash. — January 22, 2004 — Western United Holding Company (AMEX: WUC.pr) (the “Company”), today announced that Ernst & Young LLP has resigned as the Company’s independent auditors and from its position as statutory auditor of the Company’s wholly owned subsidiary, Western United Life Assurance Company, effective January 20, 2004. Following notification of this decision by Ernst & Young, the Audit Committee began the process of conducting a search for new independent auditors. In connection with its resignation, Ernst & Young indicated that it had concluded there were material misstatements in the Company’s financial statements for the fiscal year ended September 30, 2002 and it could not rely on the representations of management made in connection with its prior audits and reviews. As a result, Ernst & Young indicated it was withdrawing its independent auditor reports for all periods during which it has provided services to the Company. Accordingly, investors should not rely on the Company’s previously issued financial statements for periods for the fiscal years ended September 30, 1999 through September 30, 2002 and each of the quarters within the nine-month period ended June 30, 2003.

The particular transaction identified by Ernst & Young involved the Company’s recognition of gain from the sale of real estate. The amount involved in that transaction is under review by the Committee, but it is believed to range from $8 to $12 million.

As part of the Company’s review of the accounting for this transaction, the Audit Committee is also planning to review certain other transactions identified by management. Company management believes that it will be necessary to restate its financial results for the identified transaction and any other accounting adjustments for any other transactions that may be identified in the process of the Committee’s review. Pending the outcome of the Committee’s inquiry and the circumstances currently faced by the Company, it is difficult to assess the ultimate effect of this transaction and the ultimate impact of these matters on the Company’s financial condition and the condition of its indirectly, wholly owned subsidiary, Western United Life Assurance Company.

As part of its investigation, the Audit Committee has special outside counsel and an advisor to assist in its efforts. The final accounting and actual results of any restatement will be disclosed following completion of the Company’s review. “We are committed to conducting a full investigation into this matter,” said Bill Smith, the Company’s Chief Financial Officer, “and we are working diligently to identify and correct any errors which may have occurred.”

The Company does not have any comment on the matters disclosed today by Metropolitan Mortgage & Securities Co., Inc. or Summit Securities, Inc.

Consistent with the rules of the Securities and Exchange Commission, the Company will shortly be filing a current report on Form 8-K providing further information regarding the resignation of Ernst & Young. Statements made in this news release that are not historical facts are forward-looking statements. Actual results may differ materially from those projected in any forward-looking statement. Specifically, there are a number of important factors that could cause actual results to differ materially from those anticipated, such as the results of the Company’s ongoing review and the direct and indirect consequences of that inquiry. Additional information on these and other factors, which could affect the Company’s financial results, are included in its Securities and Exchange Commission filings. Finally, there may be other factors not mentioned above or included in the Company’s SEC filings that may cause actual results to differ materially from any of the results projected in any forward-looking statement. You should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments, except as required by securities laws.

     Source: Western United Holding Company

# # #

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN UNITED HOLDING COMPANY

By:	/s/ Reuel Swanson Reuel Swanson, Secretary

Dated: January 26, 2004

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP dated January 26, 2004.